Exhibit 10.1

EXECUTION COPY

FIFTH AMENDMENT TO AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of June 28, 2013 (this “Amendment”) is entered into among AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, a Delaware corporation (in such capacity, the “Seller”), AMERISOURCEBERGEN DRUG CORPORATION, a Delaware corporation, as the initial Servicer (in such capacity, the “Servicer”), the PURCHASER AGENTS and PURCHASERS listed on the signature pages hereto, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMU”), as administrator (in such capacity, the “Administrator”).

R E C I T A L S

The Seller, Servicer, the Purchaser Groups, and the Administrator are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “Agreement”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Certain Defined Terms.  Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Exhibit I to the Agreement.

2.                                      Amendments to the Agreement.  As of the Effective Date (as defined below), the Agreement is hereby amended as follows:

(i)                                     Section 9.1(g) of the Agreement is hereby amended by replacing the percentage “2.25%” where it appears therein with the percentage “3.25%”.

(ii)                                  The following new Section 13.17 is hereby added to the Agreement immediately following existing Section 13.16 thereof:

Section 13.17                      Defaulted Receivables.

(a)                                 Each of the parties hereto hereby consents to the sale, transfer and assignment, from time to time, of Defaulted Receivables from the Seller to ABDC pursuant to an Assignment Agreement in form and substance substantially similar to Exhibit XVII (each, a “Defaulted Receivables Assignment Agreement”), provided that each of the following conditions precedent have been satisfied with respect to such Defaulted Receivables prior to effectiveness of such Defaulted Receivables Assignment Agreement (such conditions, the “Defaulted Receivables Assignment Conditions”):

(i)                                     the Seller (or the Servicer on its behalf) has delivered to the Administrator an executed officer’s certificate, in form and  substance substantially similar to Exhibit XVIII (each, a “Defaulted Receivables

Certificate”), that (A) specifically identifies in reasonable detail each of the Defaulted Receivables that are contemplated to be sold, transferred and assigned by the Seller to ABDC pursuant to a Defaulted Receivables Assignment Agreement (such Receivables, “Subject Defaulted Receivables”), (B) specifies the proposed date of effectiveness of such Defaulted Receivables Assignment Agreement, that shall be no earlier than ten (10) Business Days following the delivery date of such Defaulted Receivables Certificate and (C) attaches a copy of the proposed Defaulted Receivables Assignment Agreement;

(ii)                                  as of both the delivery date of such Defaulted Receivables Certificate and the proposed effective date of such Defaulted Receivables Assignment Agreement, no event has occurred and is continuing, or would result from the execution and performance of such Defaulted Receivables Assignment Agreement, that would constitute an Amortization Event or an Unmatured Amortization Event;

(iii)                               the execution and performance of such Defaulted Receivables Assignment Agreement would not violate any assumption made in the most recently delivered true sale or non-consolidation opinion delivered by counsel to the Seller in connection with this Agreement and the other Transaction Documents;

(iv)                              after giving effect to such Defaulted Receivables Assignment Agreement, the aggregate Outstanding Balance of all Defaulted Receivables sold, transferred or assigned by the Seller to ABDC or any Affiliate thereof during the immediately preceding twelve (12) calendar months does not exceed $5,000,000;

(v)                                 the Seller is not retaining ownership of any Defaulted Receivables owing from an Obligor of any Subject Defaulted Receivables that are being sold, transferred and assigned pursuant to such Defaulted Receivables Assignment Agreement;

(vi)                              the purchase price to be paid by ABDC to the Seller for such Subject Defaulted Receivables (A) constitutes the fair market value of such Subject Defaulted Receivables as of the effective date of such Defaulted Receivables Assignment Agreement and (B) has been deposited into the Collection Account;

(vii)                           solely with respect to the first such sale of Defaulted Receivables from the Seller to ABDC pursuant to a Defaulted Receivables Assignment Agreement, the Administrator shall have received a favorable opinion dated on or after June 28, 2013 from external counsel to the Seller, addressed to the Administrator, each Purchaser and each Purchaser Agent, in form and substance satisfactory to the Administrator covering

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certain true sale and non-consolidation matters as may be reasonably requested by the Administrator; and

(viii)                        the Seller (or the Servicer on its behalf) has delivered to the Administrator a fully executed copy of such Defaulted Receivables Assignment Agreement.

(b)                                 Upon satisfaction of each of the Defaulted Receivables Assignment Conditions with respect to any Subject Defaulted Receivable, the Administrator and each of the Purchasers shall release all of its right, title and interest (including any security interest) in and to such Subject Defaulted Receivables and all Related Security associated solely with such Subject Defaulted Receivables and not with any other Receivables (collectively with such Subject Defaulted Receivables, the “Subject Defaulted Assets”).  Any sale by the Seller to ABDC of Subject Defaulted Assets in accordance with this Section 13.17 shall constitute a “Permitted Defaulted Assets Transaction”.  For the avoidance of doubt, neither the Administrator nor any Purchaser shall release any of its right, title and interest (including any security interest) in any property other than such Subject Defaulted Assets pursuant to this clause (b), and none of them is hereby consenting to any sale, transfer or assignment by the Seller of any Receivables or any Related Security other than the Subject Defaulted Assets to ABDC pursuant to this Section 13.17 and such Defaulted Receivables Assignment Agreement.

(iii)                               The “Commitment” with respect to each Related Committed Purchaser as set forth below each such Related Committed Purchaser’s signature to the Agreement is hereby replaced with the amount set forth below each such Related Committed Purchaser’s signature hereto.

(iv)                              The definition of “Purchase Limit” set forth on Exhibit I to the Agreement is amended by replacing the amount “$700,000,000” where it appears therein with the amount “$950,000,000”.

(v)                                 Clause (a) of the definition of “Required Reserve Factor Floor” set forth on Exhibit I to the Agreement is amended by replacing the percentage “17.90%” where it appears therein with the percentage “20.50%”.

(vi)                              The definition of “Obligor Concentration Limit” set forth on Exhibit I to the Agreement is replaced in its entirety with the following:

“Obligor Concentration Limit” means, at any time, in relation to the aggregate Outstanding Balance of Eligible Receivables owed by any single Obligor and its Affiliates (if any), the applicable concentration limit determined as follows for Obligors who have short term unsecured debt ratings currently assigned to them by S&P and/or Moody’s (or in the absence thereof, the equivalent long term unsecured senior debt ratings):

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S&P Rating	Moody’s Rating	Allowable % of Eligible Receivables
A-1	P-1	19.00%
A-2	P-2	9.50%
A-3	P-3	6.33%
Below A-3 or not rated by either S&P or Moody’s	Below P-3 or not rated by either S&P or Moody’s	3.00%

; provided that, (a) if any Obligor is rated by both S&P and Moody’s and has a split rating, the applicable rating will be the lower of the two, (b) if any Obligor is not rated by either S&P or Moody’s, the applicable Obligor Concentration Limit shall be the one set forth in the last line of the table above, (c) if any Obligor is rated by only one of S&P and Moody’s, the applicable rating will be the rating assigned to such Obligor by S&P or Moody’s, as applicable and (d)(i) subject to satisfaction of the Rating Agency Condition and an increase in the percentage set forth in clause (a)(i) of the definition of “Required Reserve,” upon Seller’s request from time to time, the Administrator and each Purchaser Agent may agree to a higher percentage of Eligible Receivables for a particular Obligor and its Affiliates (each such higher percentage, a “Special Concentration Limit”) and (ii) subject to satisfaction of the Rating Agency Condition, upon Seller’s request from time to time, the Administrator and each Purchaser Agent may agree to a higher percentage of Eligible Receivables for an Exception Obligor and its Affiliates (each such higher percentage, an “Exception Concentration Limit”; together with any Special Concentration Limit, each a “Subject Concentration Limit”); it being understood that any Subject Concentration Limit may be cancelled by the Administrator or any Purchaser Agent upon not less than five (5) Business Days’ written notice to the Seller.  For purposes of this clause (d), “Exception Obligor” means each of Walgreen Co. and Express Scripts Holding Company.  As of June 28, 2013 (i) Walgreen Co. and Express Scripts Holding Company shall have an Exception Concentration Limit of 19.00% and 11.00%, respectively and (ii) Kaiser Permanente shall have a Special Concentration Limit of 7.00%.

(vii)                           Clause (d) of the definition of “Regulatory Change” set forth on Exhibit I to the Agreement for any Group Commitment is replaced in its entirety with the following:

(d)                                 all requests, rules, guidelines and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities.

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(viii)                        The definition of “Scheduled Facility Termination Date” set forth on Exhibit I to the Agreement for any Group Commitment is replaced in its entirety with the following:

“Scheduled Facility Termination Date” means, for any Group Commitment, June 28, 2016 or with respect to any Purchaser Group party to an Assumption Agreement or Transfer Supplement, such other date, if any, set forth  in the applicable Assumption Agreement or Transfer Supplement.

(ix)                              Exhibit VI to the Agreement is replaced in its entirety with Exhibit VI attached hereto.

(x)                                 Exhibit XVII is hereby added to the Agreement immediately following existing Exhibit XVI in the form of Exhibit XVII attached hereto.

(xi)                              Exhibit XVIII is hereby added to the Agreement immediately following new Exhibit XVII in the form of Exhibit XVIII attached hereto.

3.                                      Representations and Warranties; Covenants.  Each of the Seller and the Servicer (on behalf of the Seller) hereby certifies, represents and warrants to the Administrator, each Purchaser Agent and each Purchaser that on and as of the date hereof:

(i)                                     each of its representations and warranties contained in Article V of the Agreement is true and correct, in all material respects, as if made on and as of the Effective Date;

(ii)                                  no event has occurred and is continuing, or would result from this Amendment or any of the transactions contemplated herein, that constitutes an Amortization Event or Unmatured Amortization Event;

(iii)                               the Facility Termination Date for all Purchaser Groups has not occurred; and

(iv)                              the Credit Agreement has not been amended since November 20, 2012.

4.                                      Effect of Amendment.  Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement and each of the other Transaction Documents to “this Agreement”, “hereof”, “herein”, or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement, as amended by this Amendment.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement (or any related document or agreement) other than as expressly set forth herein.

5.                                      Effectiveness. This Amendment shall become effective on the date hereof (the “Effective Date”) upon satisfaction of each of the following conditions:

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(a)                                 receipt by the Administrator and each Purchaser Agent of counterparts of (i) this Amendment and (ii) the amended and restated Fee Letter, dated as of the date hereof, by and among the Seller, the Servicer, the Administrator and each Purchaser Agent;

(b)                                 the Administrator, each Purchaser Agent and PNC Capital Markets LLC shall have received all accrued and unpaid fees, costs and expenses to the extent then due and payable to it or the Purchasers on the Effective Date;

(c)                                  receipt by the Administrator of favorable opinions, addressed to the Administrator, each Purchaser and each Purchaser Agent, in form and substance satisfactory to the Administrator, from in-house counsel to the Seller and the Servicer covering certain corporate and no-conflicts matters as may be reasonably requested by the Administrator; and

(d)                                 such other documents and instruments as a Purchaser Agent may reasonably request, in form and substance satisfactory to such Purchaser Agent.

6.                                      Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  Counterparts of this Amendment may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

7.                                      Governing Law.  This Amendment shall be governed by, and construed in accordance with the law of the State of New York without regard to any otherwise applicable principles of conflicts of law (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

8.                                      Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any other Transaction Document or any provision hereof or thereof.

9.                                      Transaction Document.  This Amendment shall constitute a Transaction Document under the Agreement.

10.                               Ratification.  After giving effect to this Amendment and the transactions contemplated hereby, all of the provisions of the Performance Undertaking shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Undertaking and acknowledges that the Performance Undertaking has continued and shall continue in full force and effect in accordance with its terms.

[signature pages begin on next page]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, as Seller

		By:	/s/ J.F. Quinn
Name: J.F. Quinn
Title: Vice President & Corporate Treasurer

AMERISOURCEBERGEN DRUG CORPORATION, as initial Servicer

		By:	/s/ J.F. Quinn
Name: J.F. Quinn
Title: Vice President & Corporate Treasurer

Acknowledged and Agreed

AMERISOURCEBERGEN CORPORATION

By:	/s/ J.F. Quinn
Name: J.F. Quinn
Title: Vice President & Corporate Treasurer

Fifth Amendment to RPA

(ARFC)

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH, as Administrator

By:	/s/ Luna Mills
Name: Luna Mills
Title: Director

VICTORY RECEIVABLES CORPORATION, as
an Uncommitted Purchaser

By:	/s/ David DeAngelis
Name: David V. DeAngelis
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Purchaser Agent for Victory Receivables Corporation

By:	/s/ Luna Mills
Name: Luna Mills
Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH, as Related
Committed Purchaser for Victory Receivables
Corporation

By:	/s/ Brian McNany
Name: B. McNany
Title: Vice President

Commitment: $300,000,000

Fifth Amendment to RPA

(ARFC)

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as an Uncommitted Purchaser

By:	/s/ William Rutkowski
Name: William P. Rutkowski
Title: Vice President

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Purchaser Agent and Related
Committed Purchaser for Wells Fargo Bank,
National Association

By:	/s/ William Rutkowski
Name: William P. Rutkowski
Title: Vice President

Commitment: $165,000,000

Fifth Amendment to RPA

(ARFC)

LIBERTY STREET FUNDING LLC, as an
Uncommitted Purchaser

By:	/s/ Jill Russo
Name: Jill A. Russo
Title: Vice President

THE BANK OF NOVA SCOTIA, as Purchaser
Agent and Related Committed Purchaser for Liberty
Street Funding LLC

By:	/s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

Commitment: $195,000,000

Fifth Amendment to RPA

(ARFC)

MARKET STREET FUNDING LLC, as an
Uncommitted Purchaser

By:	/s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as
Purchaser Agent and Related Committed Purchaser
for Market Street Funding LLC

By:	/s/ William P. Falcon
Name: William P. Falcon
Title: Senior Vice President

Commitment: $65,000,000

Fifth Amendment to RPA

(ARFC)

WORKING CAPITAL MANAGEMENT CO., LP,
as Uncommitted Purchaser and as Related
Committed Purchaser for Working Capital
Management Co., LP

By:	/s/ Masaaki Kawamoto
Name: Masaaki Kawamoto
Title: Attorney-in-Fact

MIZUHO CORPORATE BANK, LTD., as
Purchaser Agent for Working Capital Management
Co., LP

By:	/s/ Raymond Ventura
Name: Raymond Ventura
Title: Deputy General Manager

Commitment: $225,000,000

Fifth Amendment to RPA

(ARFC)

EXHIBIT VI

FORM OF SETTLEMENT REPORT

[attached]

VI-1

Amerisource Receivables Financial Corporation

For the Month Ended:

6/30/2013

($)

I . Portfolio Information

1.		Beginning of Month Balance: (Total A/R Outstanding)		$0

2.		Gross Sales (Domestic & Foreign):		$0

3.		Deduct:
	a.	Total Collections:		$0
	b.	Dilution		$0
	c.	Net Write Offs		$0

Add:	d.	Misc. Non-Dilutive Adj.		$0
	e.	Notes Receivable		$0
4.

a.	Calculated Ending A/R Balance [(1) + (2) - (3 a,b,c)+(3d,e)]:			$0
b.	Reported Ending A/R Balance			$0
c.	Difference (If any)			$0

5.		Deduct:
	a.	Intercompany/affiliate Receivables	$0
	b.	Delinquent Receivables	$0
	c.	Defaulted Receivables	$0
	d.	Bankrupt Customers < 60DPD	$0
	e.	Foreign Receivables < 60 DPD	$0
	f.	Contra Relationships	$0
	g.	Cross Age Test 35% > 60 DPD	$0
	h.	Excess Receivables with terms 31-60 Days	$0
	i.	Excess Receivables with terms 61-90 Days	$0
	j.	Notes Receivables	$0
	k.	Unapplied Cash (if not excluded from aging)	$0
	l.	Servicing Fee Reserve	$0
	m.	Other Ineligibles	$0

	n.	Total Ineligibles		$0
6.		Eligible Receivables [(4 b) - (5.n)]:		$0

7.		Deduct: Excess Concentration		$0
8.		Deduct: Rebate Reserve		$0
9.		Deduct: Government Receivable Excess		$0
10.		Deduct: Taxes		$0
11.		Net Pool Balance [(6) -(7) -(8) -(9) -(10)]:		$0

	Aging	Current		One Month	Two Months	Three Months
11.	Schedule:	Month	%	Prior	Prior	Prior
b.	Current	$0	0.00%	$0	$0	$0
c.	1-30 Days Past Due	$0	0.00%	$0	$0	$0
d.	31-60 Days Past Due	$0	0.00%	$0	$0	$0
e.	61-90 Days Past Due	$0	0.00%	$0	$0	$0
f.	91-120 Days Past Due	$0	0.00%	$0	$0	$0
g.	121-150 Days Past Due	$0	0.00%	$0	$0	$0
h.	151+ Days Past Due	$0	0.00%	$0	$0	$0
	Total:	$0	100.00%	$0	$0	$0

Prepared by	Reviewed by

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II. Calculations Reflecting Current Activity

13.	Amount Outstanding	$0
14.	Required Reserve (Sum of (a), (b), and (c))	0.00%
	a. Maximum of:	0.00%
	(i) Required Reserve Factor Floor	0.00%
	(ii) Sum of the Loss Reserve and the Dilution Reserve	0.00%
	1. Loss Reserve	0.00%
	2. Dilution Reserve	0.00%
	b. Servicing Reserve	0.00%
	c. Yield Reserve	0.00%
15.	Required Reserve [(10) x (13)]:	$0
16.	Maximum Funding Availability	$0
17.	Funding Availability based on Facility Limit	$0
18.	Additional Availability or (Required Paydown)	$0

III. Compliance

19.	(CP Outstanding + RR) / NPB [(14) + (12) / (10)] < 100% :		In Compliance	0.0%

20.	3M Avg. Delinquency Ratio	3.25%	In Compliance	0.00%
	a. 1M Delinquency Ratio (Current Month)			0.00%
	b. 1M Delinquency Ratio (1-month Prior)			0.00%
	c. 1M Delinquency Ratio (2-months Prior)			0.00%

21.	3M Avg. Default Ratio	0.50%	In Compliance	0.00%
	a. 1M Default Ratio (Current Month)			0.00%
	b. 1M Default Ratio (1-month Prior)			0.00%
	c. 1M Default Ratio (2-months Prior)			0.00%

22.	3M Avg. Dilution Ratio	4.25%	In Compliance	0.00%
	a. 1M Dilution Ratio (Current Month)			0.00%
	b. 1M Dilution Ratio (1-month Prior)			0.00%
	c. 1M Dilution Ratio (2-months Prior)			0.00%

23.	1M DSO Ratio	25	In Compliance	—

24.	Facility Limit	$950,000,000	In Compliance

IV. Bank Covenant Compliance

		Minimum or Maximum Covenant Level	Min or Max Covenant Level Achieved

25.	Leverage Ratio	3.00 to 1.00	Yes	In Compliance

Prepared by	Reviewed by

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V. Excess Concentration: (Calculation)

Eligible Receivables	$0

Allowable Percentage	Max. Allowable Balance)	Credit Rating
19.00%	$0	Walgreens
11.00%	$0	Express
7.00%	$0	Kaiser
3.00%	$0	NR/NR
6.33%	$0	A3/P3
9.50%	$0	A2/P2
19.00%	$0	A1/P1
19.00%	$0	A1+/P1

	Largest	Short-Term	Allowable	Total	Allowable	Excess
	Obligors	Debt Rating	Percentage	Receivables	Receivables	Receivables
1	Express Scripts	Express	11.00%	$0	$0	$0
2	Walgreens	Walgreens	19.00%	$0	$0	$0
3	Kaiser Foundation Hospitals	Kaiser	7.00%	$0	$0	$0
4	Obligor Name	NR/NR	3.00%	$0	$0	$0
5	Obligor Name	NR/NR	3.00%	$0	$0	$0
6	Obligor Name	NR/NR	3.00%	$0	$0	$0
7	Obligor Name	NR/NR	3.00%	$0	$0	$0
8	Obligor Name	NR/NR	3.00%	$0	$0	$0
9	Obligor Name	NR/NR	3.00%	$0	$0	$0
10	Obligor Name	NR/NR	3.00%	$0	$0	$0
11	Obligor Name	NR/NR	3.00%	$0	$0	$0
12	Obligor Name	NR/NR	3.00%	$0	$0	$0
13	Obligor Name	NR/NR	3.00%	$0	$0	$0
14	Obligor Name	NR/NR	3.00%	$0	$0	$0
15	Obligor Name	NR/NR	3.00%	$0	$0	$0
	Total			$0	$0	$0

The undersigned hereby represents and warrants that the foregoing is a true and accuarate accounting with respect to outstanding receivables as of                                accordance with the Receivables Purchase Agreement dated                                and that all representations and warranties related to such Agreement are restated and reaffirmed.

Signed:	Date:
Title:

Prepared by	Reviewed by

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EXHIBIT XVII

FORM OF DEFAULTED RECEIVABLES ASSIGNMENT AGREEMENT

[attached]

XVII-1

FORM OF DEFAULTED RECEIVABLES ASSIGNMENT AGREEMENT

THIS ASSIGNMENT AGREEMENT, dated as of [        ], 20[    ] (this “Agreement”) is entered into between AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, a Delaware corporation (the “Assignor”), and AMERISOURCEBERGEN DRUG CORPORATION, a Delaware corporation (the “Assignee”).

R E C I T A L S

WHEREAS, reference is made to (i) that certain Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”) by and among the Assignor, the Assignee, the various Purchasers and Purchaser Agents from time to time party thereto and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as administrator (the “Administrator”) and (ii) that certain Receivables Sale Agreement, dated as of July 10, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the “Sale Agreement”) between the Assignee, as seller and the Assignor, as buyer.  Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Exhibit I to the Receivables Purchase Agreement; and

WHEREAS, the Subject Receivables (as defined below) are Defaulted Receivables and in order to facilitate the sale of the Subject Receivables to a third party and to maximize collections in respect of the Subject Receivables, the Assignee desires to purchase from the Assignor, and the Assignor desires to sell to the Assignee, for a purchase price of $[          ] (the “Purchase Price”), each of those certain Receivables, described on Schedule A hereto (such Receivables described thereon, the “Subject Receivables”), together with all Related Security associated solely with such Subject Receivables and not with any other Receivables (collectively, with the Subject Receivables, the “Subject Assets”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Purchase and Sale of Subject Assets.  Subject to the terms and conditions hereof, the Assignee hereby agrees to pay the Purchase Price to the Assignor on or prior to the date hereof, in consideration for the Subject Assets, which Purchase Price shall be paid by deposit of immediately available funds into the Collection Account.  Effective immediately upon the Assignee’s payment of the Purchase Price in accordance with the foregoing sentence, the Assignor hereby sells, transfers, conveys and assigns to the Assignee all of its right, title and interest in and to the Subject Assets (the “Sale”).  Such transfer by the Assignor is made without recourse, representation or warranty of any kind.  The payment of the Purchase Price by the Assignee shall be with unencumbered funds of the Assignee and shall constitute Collections on the Subject Receivables for all purposes of the Receivables Purchase Agreement and each of the other Transaction Documents.  Each of the Subject Receivables shall continue to be treated as Defaulted Receivables under the Receivables Purchase Agreement for purposes of calculating the Default Ratio and the Loss Reserve.  Each of the Assignor and the Assignee hereby covenants and agrees that notwithstanding anything to the contrary set forth in the Sale

Agreement, no Subject Receivable will hereafter be sold, assigned or transferred by the Assignee to the Assignor pursuant to the Sale Agreement.

2.             Release of Interest in Subject Assets.  Upon satisfaction of each of the conditions set forth in Section 5 hereof, the Assignor hereby releases all of its right, title and interest in and to the Subject Assets.

3.             Representations and Warranties; Covenants.

(a)           Upon the effectiveness of this Agreement, each of the Assignor and the Assignee hereby certifies, represents and warrants to the Administrator, each Purchaser Agent and each Purchaser (collectively, the “Transaction Parties”) that on and as of the date hereof:

(i)            all representations and warranties made by it in the Sale Agreement or the Receivables Purchase Agreement (other than any representations or warranties made by it in respect of the Subject Assets) are true and correct, in all material respects, as if made on and as of the Effective Date;

(ii)           (a) no event has occurred and is continuing, or would result from this Agreement, the Sale, or any of the transactions contemplated herein or thereby, that constitutes an Amortization Event, Unmatured Amortization Event, Termination Event or Unmatured Termination Event (as defined in the Receivables Sale Agreement) and (b) the Facility Termination Date for all Purchaser Groups has not occurred; and

(iii)          (a) the Purchase Price constitutes the fair market value of the Subject Assets as of the date hereof and (b) a third party that is not an Affiliate of the Assignor or the Assignee has agreed to purchase the Subject Assets from the Assignee, on or about the date hereof, for an amount equal to the Purchase Price.

(b)           Each of the Assignor and the Assignee hereby acknowledge and agree that none of the Transaction Parties nor any of the other Indemnified Parties expresses any opinion as to the treatment or characterization of the Sale for tax, valuation, accounting or any other purpose and that the Transaction Parties and each other Indemnified Parties shall have no liability with respect to any such treatment or characterization.  In connection therewith, each of the Assignor and the Assignee hereby indemnifies each Transaction Party and each other Indemnified Party from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys’ fees (which attorneys may be employees of any Indemnified Party) and disbursements awarded against or incurred by any of them arising out of or as a result of this Agreement, the Sale or any of the transactions contemplated hereunder or thereby.

4.             Effect of Agreement.  Except as expressly set forth herein, all provisions of the Receivables Purchase Agreement and the Sale Agreement shall remain in full force and effect and are hereby ratified.  This Agreement shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Sale Agreement or the Receivables Purchase Agreement (or any related document or agreement) other than as set forth herein.

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5.             Effectiveness. This Agreement shall become effective on the date hereof (the “Effective Date”) subject to the satisfaction of each of the following conditions precedent:

(a)           each of the parties hereto shall have received counterparts of this Agreement executed by each of the other parties hereto;

(b)           the Assignor shall have received the Purchase Price in accordance with Section 1 hereof; and

(c)           each of the Defaulted Receivables Assignment Conditions have been satisfied with respect to the Sale.

6.             Counterparts.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  Counterparts of this Agreement may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

7.             CHOICE OF LAW.  THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW.

8.             CONSENT TO JURISDICTION.  EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL COURT SITTING IN THE SOUTHERN DISTRICT OF NEW YORK OR ANY NEW YORK STATE COURT SITTING IN NEW YORK COUNTY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT, AND EACH SUCH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

9.             WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

10.          Section Headings.  The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement, the Sale

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Agreement, the Agreement or any other Transaction Document or any provision hereof or thereof.

11.          Transaction Document.  This Agreement shall constitute a Transaction Document under the Agreement.

12.          Third Party Beneficiary.  Each of the parties hereto acknowledges and agrees that each of the Transaction Parties is a third-party beneficiary of the rights of the Assignor arising hereunder, and notwithstanding anything to the contrary contained herein or in any other Transaction Document, shall have the sole right to exercise all such rights and related remedies.

13.          Ratification.  After giving effect to this Agreement and the transactions contemplated hereby, all of the provisions of the Performance Undertaking shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Undertaking and acknowledges that the Performance Undertaking has continued and shall continue in full force and effect in accordance with its terms.

[signature pages begin on next page]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, as Assignor

By:
Name:
Title:

AMERISOURCEBERGEN DRUG CORPORATION, as Assignee

By:
Name:
Title:

S-1

Acknowledged and Agreed

AMERISOURCEBERGEN CORPORATION

By:
Name:	J.F. Quinn
Title:	Vice President & Corporate Treasurer

S-2

SCHEDULE A

SUBJECT RECEIVABLES

A-1

EXHIBIT XVIII

FORM OF DEFAULTED RECEIVABLES CERTIFICATE

[attached]

XVIII-1

FORM OF DEFAULTED RECEIVABLES CERTIFICATE

---

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION

DEFAULTED RECEIVABLES CERTIFICATE

dated                    , 20

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
1251 Avenue of the Americas
New York, NY 10020
Attention:  Luna Mills
Telephone:  (212) 782-6959
Facsimile:  (212) 782-6998

Ladies and Gentlemen:

Reference is made to the Amended and Restated Receivables Purchase Agreement dated as of April 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “Agreement”) among Amerisource Receivables Financial Corporation (the “Seller”), AmerisourceBergen Drug Corporation (“ABDC”), as initial Servicer (the “Servicer”), the various Purchaser Groups from time to time party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrator (the “Administrator”).  Capitalized terms defined in the Agreement are used herein with the same meanings.

The Seller and the Servicer hereby notify the Administrator that they desire to (i) enter into a Permitted Defaulted Assets Transaction on or about               , 20     (the “Subject Date”), pursuant to which the Seller shall sell, transfer and assign all of its rights, title and interest in each of the Defaulted Receivables listed on Exhibit A hereto (the “Subject Defaulted Receivables”) and (ii) cause such sale of Subject Defaulted Receivables to be made pursuant to a Defaulted Receivables Assignment Agreement.

The Seller and the Servicer hereby certify, represent and warrant to the Administrator, each Purchaser Agent and each Purchaser that on the date hereof:

(a)                                 each of its representations and warranties contained in Article V of the Agreement is true and correct, in all material respects, as if made on and as of the date hereof;

(b)                                 no event has occurred and is continuing, or would result from the requested sale of Subject Defaulted Receivables on the Subject Date pursuant to such Defaulted Receivables Assignment Agreement, that constitutes an Amortization Event or Unmatured Amortization Event;

(c)                                  after giving effect to the sale of Subject Defaulted Receivables on the Subject Date in accordance with such  Defaulted Receivables Assignment Agreement, the aggregate of the Receivable Interests shall not exceed 100%; and

(d)                                 the sale of the Subject Defaulted Receivables on the Subject Date in accordance with such Defaulted Receivables Assignment Agreement shall constitute a Permitted Defaulted Assets Transaction.

This Defaulted Receivables Certificate shall constitute a Transaction Document under the Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Defaulted Receivables Certificate to be executed by their respective officers thereunto duly authorized as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, as Seller

By:
Name:
Title:

AMERISOURCEBERGEN DRUG CORPORATION, as initial Servicer

By:
Name:
Title:

EXHIBIT A

SUBJECT DEFAULTED RECEIVABLES

(attached)